Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Twelve Months Ended December 31, 2024

                                  Full-year 2024 Highlights

●	Revenue of $1,345.8 million, a 33.3% increase from 2023
●	Average day rate increased to $21,273 per day, $4,471, or 26.6%, higher than 2023
●	Net income of $180.7 million, an increase of $83.5 million, or 85.9%, from 2023
●	Adjusted EBITDA of $559.6 million, an increase of $172.9 million, or 44.7%, from 2023
●	Net Income and Adjusted EBITDA adversely impacted by the $15.3 million foreign exchange loss due the strengthening of the U.S. dollar
●	Net cash provided by operating activities of $273.8 million, an increase of $169.1 million, or 161.5%, from 2023
●	Free cash flow of $331.0 million, an increase of $219.6 million, or 197.1% from 2023
●	Repurchased 1.4 million shares during full-year 2024 for $90.7 million at an average price of $65.53 per share

                                 Fourth Quarter 2024 Highlights

●	Revenue of $345.1 million
●	Average day rate of $22,236 per day
●	Net income of $36.9 million and Adjusted EBITDA of $138.4 million
●	Net Income and Adjusted EBITDA adversely impacted by the $14.3 million foreign exchange loss due the strengthening of the U.S. dollar
●	Net cash provided by operating activities of $91.3 million and free cash flow of $107.0 million
●	Repurchased 864,104 shares during the fourth quarter for $44.1 million at an average price of $51.02 per share

                                  Share Repurchase Authorization and 2025 Guidance

●	Board approves additional share repurchase authorization of $90.3 million, the maximum permissible amount under existing debt agreements
●	Initiating 2025 revenue guidance of $1.32 to $1.38 billion and 2025 gross margin guidance of 48% to 50%

HOUSTON, February 27, 2025 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and twelve months ended December 31, 2024 of $345.1 million and $1,345.8 million, respectively, compared with $302.7 million and $1,010.0 million, respectively, for the three and twelve months ended December 31, 2023. Tidewater's net income for the three and twelve months ended December 31, 2024, was $36.9 million ($0.70 per common share) and $180.7 million ($3.40 per common share), respectively, compared with net income of $37.7 million ($0.70 per common share) and $97.2 million ($1.84 per common share), respectively, for the three and twelve months ended December 31, 2023.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “2024 proved to be a successful year by all measures. Revenue, gross margin, earnings and free cash flow all increased significantly as the fundamental supply and demand imbalance in the offshore vessel market persisted. Day rate progression realized during the year is the most substantial we’ve experienced since the offshore recovery began and well-beyond the historical rate of annual day rate progression we’ve seen in prior cycles. The financial successes realized during 2024 can be attributed to our multi-year effort to high-grade the fleet through the disposal of older, smaller vessels and through the acquisition of younger, higher-specification vessels, along with our short-term contracting strategy that has allowed us to realize the day rate benefits of vessel scarcity in a healthy demand environment.

“Free cash flow for the year was $331.0 million, a significant increase from the prior year, driven by improving day rate realization and the full year’s benefit of the acquisition completed in 2023. During the year, we used $103.0 million of cash to pay down the required amortization on our outstanding debt and $119.4 million to reduce the number of shares outstanding, inclusive of both open market repurchases and the reduction of shares in exchange for payment of employee taxes on the vesting of equity compensation. We are pleased with the free cash flow generation of the business and remain committed to directing our free cash flow to avenues to enhance shareholder value.

“The fourth quarter of 2024 came in slightly better than anticipated, with revenue of $345.1 million driven by an uptick in utilization and gross margin cresting the 50% threshold for the first time in nearly 16 years. Adjusted EBITDA of $138.4 million and net income of $36.9 million were both adversely impacted by the $14.3 million foreign exchange loss due to the strengthening of the U.S. dollar. Free cash flow of $107.0 million improved nearly 60% sequentially primarily through a combination of an increase in gross margin and a reduction in drydock spend. During the fourth quarter, we returned over 41% of our free cash flow to shareholders in the form of share repurchases. The $44.1 million of share repurchases during the fourth quarter was the maximum permissible amount of repurchases available to us under our existing debt agreements and was the largest amount of shares repurchased since the share repurchase program commenced in the fourth quarter of 2023.

“Given our expectations for free cash flow for 2025 and the health of our balance sheet, we are pleased to announce that the Board has authorized a new share repurchase program, under which we are authorized to purchase up to $90.3 million of the Company’s common stock. Our current unused capacity is similarly $90.3 million. The new authorization represents the maximum permissible amount of share repurchases under our existing debt agreements. Our desire to repurchase shares at current trading levels remains strong and we will continue to take advantage of the inefficiencies we see in the market.

“Visibility for 2025 has improved and can be characterized by a relatively slow start to the year, with improving demand fundamentals as we progress towards the end of the year. We anticipate revenue, gross margin and free cash flow for 2025 to look similar to or slightly better than 2024. We are encouraged by the nature of conversations with our customers as it relates to their longer-term plans for continued growth in offshore activity. Offshore vessel supply remains in a favorable position, with only modest additions to the newbuild orderbook and no new deliveries expected during 2025. We are confident that the fundamental supply and demand forces that have propelled our financial performance over the last few years remain intact and that as the anticipated growth in offshore activity resumes, we will be well positioned to continue to drive material improvements in the financial performance of the business.”

In addition to the number of outstanding shares, as of December 31, 2024, the Company also has the following in-the-money warrants.

Common shares outstanding	51,461,472
New Creditor Warrants (strike price $0.001 per common share)	76,175
GulfMark Creditor Warrants (strike price $0.01 per common share)	77,204
Total	51,614,851

Tidewater will hold a conference call to discuss results for the three months ending December 31, 2024 on February 28, 2025, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 5089610 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on February 28, 2025. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at December 31, 2024 and December 31, 2023; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and twelve months ended December 31, 2024 and 2023; and the Consolidated Statements of Cash Flows for the twelve months ended December 31, 2024 and 2023. Extracts are drawn from the December 31, 2024 and 2023 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenues:
Vessel revenues	$343,463	$300,515	$1,337,637	$998,993
Other operating revenues	1,622	2,143	8,198	10,992
Total revenues	345,085	302,658	1,345,835	1,009,985
Costs and expenses:
Vessel operating costs	170,384	158,553	693,107	556,515
Costs of other operating revenues	688	1,337	3,555	4,342
General and administrative	30,688	24,724	110,817	95,283
Depreciation and amortization	64,620	59,167	242,770	180,331
Gain on asset dispositions, net	(2,672)	(4,218)	(15,762)	(8,701)
Total costs and expenses	263,708	239,563	1,034,487	827,770
Operating income	81,377	63,095	311,348	182,215
Other income (expense):
Foreign exchange gain (loss)	(14,337)	2,250	(15,276)	(1,370)
Equity in net earnings of unconsolidated companies	—	10	—	39
Interest income and other, net	2,697	3,029	6,383	6,517
Interest and other debt costs, net	(16,742)	(20,263)	(72,967)	(48,472)
Total other expense	(28,382)	(14,974)	(81,860)	(43,286)
Income before income taxes	52,995	48,121	229,488	138,929
Income tax expense	16,376	10,793	50,216	43,308
Net income	36,619	37,328	179,272	95,621
Less: Net loss attributable to noncontrolling interests	(286)	(336)	(1,384)	(1,564)
Net income attributable to Tidewater Inc.	$36,905	$37,664	$180,656	$97,185
Basic income per common share	$0.71	$0.72	$3.44	$1.88
Diluted income per common share	$0.70	$0.70	$3.40	$1.84
Weighted average common shares outstanding	52,315	52,648	52,452	51,591
Dilutive effect of warrants, restricted stock units and stock options	514	1,351	619	1,346
Adjusted weighted average common shares	52,829	53,999	53,071	52,937

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$324,918	$274,437
Restricted cash	2,032	1,241
Trade and other receivables, less allowance for credit losses of $3,184 and $15,914 as of December 31, 2024 and 2023, respectively	323,805	268,352
Marine operating supplies	34,319	31,933
Prepaid expenses and other current assets	13,588	15,172
Total current assets	698,662	591,135
Net properties and equipment	1,184,282	1,315,122
Deferred drydocking and survey costs	152,550	106,698
Indemnification assets	11,946	17,370
Other assets	27,464	32,449
Total assets	$2,074,904	$2,062,774

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$71,385	$44,931
Accrued expenses	129,894	125,590
Current portion of long-term debt	65,386	103,077
Other current liabilities	64,948	55,133
Total current liabilities	331,613	328,731
Long-term debt	571,710	631,361
Other liabilities	60,396	64,985

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized. 51,461,472 and 52,259,303 shares issued and outstanding at December 31, 2024 and 2023, respectively	52	52
Additional paid-in-capital	1,656,830	1,671,759
Accumulated deficit	(548,831)	(637,838)
Accumulated other comprehensive loss	6,060	5,266
Total stockholders' equity	1,114,111	1,039,239
Noncontrolling interests	(2,926)	(1,542)
Total equity	1,111,185	1,037,697
Total liabilities and equity	$2,074,904	$2,062,774

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income	$36,619	$37,328	$179,272	$95,621
Other comprehensive income (loss):
Unrealized gain on note receivable	—	682	283	213
Change in supplemental executive retirement plan pension liability	318	(525)	318	(525)
Change in liability of pension plans	1,150	696	193	(2,998)
Total comprehensive income	$38,087	$38,181	$180,066	$92,311

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31, 2024	December 31, 2023
Cash flows from operating activities:
Net income	$179,272	$95,621
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	156,166	128,777
Amortization of deferred drydocking and survey costs	86,604	51,554
Amortization of debt premiums and discounts	6,741	4,619
Amortization of below market contracts	(5,000)	(3,800)
Deferred income taxes provision (benefit)	(2,807)	92
Gain on asset dispositions, net	(15,762)	(8,701)
Gain on pension settlement	—	(2,313)
Stock-based compensation expense	13,681	10,755
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(55,453)	(109,756)
Accounts payable	26,454	5,985
Accrued expenses	7,393	20,072
Deferred drydocking and survey costs	(133,258)	(97,378)
Other, net	9,818	9,178
Net cash provided by operating activities	273,849	104,705
Cash flows from investing activities:
Proceeds from asset dispositions	19,338	15,506
Proceeds from sale of notes	8,054	—
Acquisitions, net of cash acquired	—	(594,191)
Additions to properties and equipment	(27,580)	(31,588)
Net cash used in investing activities	(188)	(610,273)
Cash flows from financing activities:
Exercise of warrants	4	111,483
Issuance of long-term debt	—	575,000
Principal payments on long-term debt	(103,030)	(13,677)
Purchase of common stock	(90,742)	(35,025)
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)
Debt issuance costs	(213)	(14,758)
Share based awards reacquired to pay taxes	(28,614)	(6,040)
Net cash provided by (used in) financing activities	(222,595)	615,556
Net change in cash, cash equivalents and restricted cash	51,066	109,988
Cash, cash equivalents and restricted cash at beginning of period	277,965	167,977
Cash, cash equivalents and restricted cash at end of period	$329,031	$277,965

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$66,897	$26,638
Income taxes	$56,909	$43,880
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$14,265
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$—	$15,235

Note:  Cash, cash equivalents and restricted cash at December 31, 2024 includes $2.1 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at September 30, 2024	$52	$1,653,027	$(541,191)	$4,592	$(2,640)	$1,113,840
Total comprehensive income (loss)	—	—	36,905	1,468	(286)	38,087
Exercise of warrants into common stock	—	2	—	—	—	2
Repurchase and retirement of common stock	—	—	(44,545)	—	—	(44,545)
Amortization of share-based awards	—	3,801	—	—	—	3,801
Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185

Balance at September 30, 2023	$53	$1,668,392	$(640,128)	$4,413	$(1,206)	$1,031,524
Total comprehensive income (loss)	—	—	37,664	853	(336)	38,181
Repurchase and retirement of common stock	(1)	—	(35,374)	—	—	(35,375)
Amortization of share-based awards	—	3,367	—	—	—	3,367
Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697

	Twelve Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697
Total comprehensive income (loss)	—	—	180,656	794	(1,384)	180,066
Exercise of warrants into common stock	—	4	—	—	—	4
Issuance of common stock	1	(1)	—	—	—	—
Repurchase and retirement of common stock	(1)	—	(91,649)	—	—	(91,650)
Amortization of share-based awards	—	(14,932)	—	—	—	(14,932)
Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185

Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990
Total comprehensive income (loss)	—	—	97,185	(3,310)	(1,564)	92,311
Exercise of warrants into common stock	2	111,481	—	—	—	111,483
Repurchase and retirement of common stock	(1)	—	(35,374)	—	—	(35,375)
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—	(1,427)
Amortization of share-based awards	—	4,715	—	—	—	4,715
Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023
Vessel revenues:
Americas	$60,240	18%	$68,425	23%	$261,929	20%	$237,205	24%
Asia Pacific	51,043	15%	38,632	13%	210,328	16%	122,235	12%
Middle East	40,772	12%	38,072	12%	152,187	11%	135,375	14%
Europe/Mediterranean	84,109	24%	80,743	27%	333,081	25%	230,217	23%
West Africa	107,299	31%	74,643	25%	380,112	28%	273,961	27%
Total vessel revenues	$343,463	100%	$300,515	100%	$1,337,637	100%	$998,993	100%
Vessel operating costs:
Crew costs	$99,985	29%	$97,537	33%	$416,276	31%	$329,473	33%
Repair and maintenance	26,731	8%	21,635	7%	98,376	7%	78,716	8%
Insurance	2,857	1%	2,765	1%	11,027	1%	9,297	1%
Fuel, lube and supplies	15,278	5%	15,265	5%	65,371	5%	60,548	6%
Other	25,533	7%	21,351	7%	102,057	8%	78,481	8%
Total vessel operating costs	170,384	50%	158,553	53%	693,107	52%	556,515	56%
Vessel operating margin (A)	$173,079	50%	$141,962	47%	$644,530	48%	$442,478	44%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income (loss) and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023
Vessel operating profit:
Americas	$11,206	3%	$16,171	5%	$54,779	4%	$42,964	4%
Asia Pacific	12,799	4%	11,322	4%	59,869	4%	38,471	4%
Middle East	4,983	2%	2,093	1%	3,770	0%	(1,051)	(0)%
Europe/Mediterranean	11,624	3%	13,768	5%	53,873	4%	33,687	3%
West Africa	54,157	16%	27,360	9%	176,432	13%	98,447	10%
Other operating profit	934	0%	806	0%	4,643	1%	6,650	1%
	95,703	28%	71,520	24%	353,366	26%	219,168	22%

Corporate expenses (A)	(16,998)	(5)%	(12,643)	(4)%	(57,780)	(4)%	(45,654)	(5)%
Gain on asset dispositions, net	2,672	1%	4,218	1%	15,762	1%	8,701	1%
Operating income	$81,377	24%	$63,095	21%	$311,348	23%	$182,215	18%

Note (A):  General and administrative expenses for the three and twelve months ended December 31, 2024 include stock-based compensation of $3.9 million and $13.7 million, respectively. General and administrative expenses for the three months and twelve months ended December 31, 2023 include stock-based compensation of $3.5 million and $10.8 million, respectively. In addition, vessel operating and general and administrative costs for the three and twelve months ended December 31, 2024, include $1.0 million and $2.3 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and twelve months ended December 31, 2023, include $2.2 million and $10.9 million in one-time acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Revenues:
Vessel revenues	$343,463	$338,485	$337,003	$318,686	$300,515
Other operating revenues	1,622	1,871	2,227	2,478	2,143
Total revenues	345,085	340,356	339,230	321,164	302,658
Costs and expenses:
Vessel operating costs (A)	170,384	178,654	176,513	167,556	158,553
Costs of other operating revenue	688	901	816	1,150	1,337
General and administrative (A)	30,688	28,471	26,329	25,329	24,724
Depreciation and amortization	64,620	62,435	59,445	56,270	59,167
Gain on asset dispositions, net	(2,672)	(51)	(2,000)	(11,039)	(4,218)
Total operating costs and expenses	263,708	270,410	261,103	239,266	239,563
Operating income	81,377	69,946	78,127	81,898	63,095
Other income (expense):
Foreign exchange gain (loss)	(14,337)	5,522	(2,376)	(4,085)	2,250
Equity in net earnings (losses) of unconsolidated companies	—	—	5	(5)	10
Interest income and other, net	2,697	1,028	1,175	1,483	3,029
Interest and other debt costs, net	(16,742)	(17,622)	(19,127)	(19,476)	(20,263)
Total other expense	(28,382)	(11,072)	(20,323)	(22,083)	(14,974)
Income before income taxes	52,995	58,874	57,804	59,815	48,121
Income tax expense	16,376	12,883	7,887	13,070	10,793
Net income	36,619	45,991	49,917	46,745	37,328
Net loss attributable to noncontrolling interests	(286)	(380)	(437)	(281)	(336)
Net income attributable to Tidewater Inc.	$36,905	$46,371	$50,354	$47,026	$37,664
Basic income per common share	$0.71	$0.88	$0.96	$0.90	$0.72
Diluted income per common share	$0.70	$0.87	$0.94	$0.89	$0.70
Weighted average common shares outstanding	52,315	52,490	52,684	52,320	52,648
Dilutive effect of warrants, restricted stock units and stock options	514	593	663	580	1,351
Adjusted weighted average common shares	52,829	53,083	53,347	52,900	53,999

Vessel operating margin	$173,079	$159,831	$160,490	$151,130	$141,962

Note (A): Acquisition, restructuring and integration related costs	$978	$581	$—	$709	$2,177

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$324,918	$280,840	$315,897	$280,853	$274,437
Restricted cash	2,032	7,259	3,527	6,474	1,241
Trade and other receivables, net	323,805	293,085	280,498	285,968	268,352
Marine operating supplies	34,319	26,670	26,908	24,767	31,933
Prepaid expenses and other current assets	13,588	18,117	20,115	17,447	15,172
Total current assets	698,662	625,971	646,945	615,509	591,135
Net properties and equipment	1,184,282	1,220,056	1,253,583	1,286,618	1,315,122
Deferred drydocking and survey costs	152,550	160,944	148,657	128,639	106,698
Indemnification assets	11,946	12,216	10,920	16,642	17,370
Other assets	27,464	27,944	29,643	30,408	32,449
Total assets	$2,074,904	$2,047,131	$2,089,748	$2,077,816	$2,062,774

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$71,385	$64,058	$60,740	$51,774	$44,931
Accrued expenses	129,894	117,878	133,149	132,190	125,590
Current portion of long-term debt	65,386	53,105	102,993	103,009	103,077
Other current liabilities	64,948	38,532	43,342	52,164	55,133
Total current liabilities	331,613	273,573	340,224	339,137	328,731
Long-term debt	571,710	597,352	607,998	620,329	631,361
Other liabilities	60,396	62,366	62,539	63,197	64,985

Equity:
Common stock	52	52	52	53	52
Additional paid-in-capital	1,656,830	1,653,027	1,649,523	1,646,061	1,671,759
Accumulated deficit	(548,831)	(541,191)	(573,390)	(594,347)	(637,838)
Accumulated other comprehensive income	6,060	4,592	5,062	5,209	5,266
Total stockholders' equity	1,114,111	1,116,480	1,081,247	1,056,976	1,039,239
Noncontrolling interests	(2,926)	(2,640)	(2,260)	(1,823)	(1,542)
Total equity	1,111,185	1,113,840	1,078,987	1,055,153	1,037,697
Total liabilities and equity	$2,074,904	$2,047,131	$2,089,748	$2,077,816	$2,062,774

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Cash flows from operating activities:
Net income	$36,619	$45,991	$49,917	$46,745	$37,328
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	38,736	39,239	39,380	38,811	42,788
Amortization of deferred drydocking and survey costs	25,884	23,196	20,065	17,459	16,379
Amortization of debt premiums and discounts	1,612	1,536	1,779	1,814	1,975
Amortization of below market contracts	(1,071)	(1,073)	(1,650)	(1,206)	(1,894)
Deferred income taxes provision (benefit)	(2,863)	24	(41)	73	23
Gain on asset dispositions, net	(2,672)	(51)	(2,000)	(11,039)	(4,218)
Gain on pension settlement	—	—	—	—	(506)
Stock-based compensation expense	3,886	3,569	3,460	2,766	3,508
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(30,720)	(12,587)	5,470	(17,616)	(17,072)
Accounts payable	7,327	3,318	8,966	6,843	(12,252)
Accrued expenses	12,016	(15,271)	4,048	6,600	5,841
Deferred drydocking and survey costs	(17,674)	(35,483)	(40,083)	(40,018)	(24,069)
Other, net	20,223	(3,272)	(10,666)	3,533	(600)
Net cash provided by operating activities	91,303	49,136	78,645	54,765	47,231
Cash flows from investing activities:
Proceeds from asset dispositions	4,470	51	2,354	12,463	5,902
Proceeds from sale of notes	5,846	1,506	702	—	—
Additions to properties and equipment	(4,534)	(5,712)	(6,392)	(10,942)	(8,386)
Net cash provided by (used in) investing activities	5,782	(4,155)	(3,336)	1,521	(2,484)
Cash flows from financing activities:
Exercise of warrants	2	—	2	—	—
Principal payments on long-term debt	(14,023)	(62,500)	(14,007)	(12,500)	(13,677)
Purchase of common stock	(44,103)	(13,741)	(29,397)	(3,501)	(35,025)
Debt issuance costs	(20)	—	(58)	(135)	—
Share based awards reacquired to pay taxes	(86)	(65)	(1)	(28,462)	(141)
Net cash used in financing activities	(58,230)	(76,306)	(43,461)	(44,598)	(48,843)
Net change in cash, cash equivalents and restricted cash	38,855	(31,325)	31,848	11,688	(4,096)
Cash, cash equivalents and restricted cash at beginning of period	290,176	321,501	289,653	277,965	282,061
Cash, cash equivalents and restricted cash at end of period	$329,031	$290,176	$321,501	$289,653	$277,965

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$12,816	$23,535	$14,925	$15,621	$18,186
Income taxes	$11,268	$12,557	$17,481	$15,603	$7,295
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$—	$—	$—	$2,067
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$—	$—	$—	$—	$3,037

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$24,158	$27,192	$31,400	$29,924	$28,714
PSV < 900	26,743	26,926	28,010	24,531	28,143
AHTS > 16K	2,969	6,249	7,228	2,036	4,034
AHTS 8 - 16K	930	908	2,002	2,476	2,316
AHTS 4 - 8K	1,726	351	219	945	1,428
Other	3,714	2,980	4,283	4,029	3,790
Total	60,240	64,606	73,142	63,941	68,425
Asia Pacific fleet:
PSV > 900	18,881	19,535	21,578	23,210	19,485
PSV < 900	16,101	17,214	14,402	11,830	8,679
AHTS > 16K	10,851	12,358	7,815	4,555	3,759
AHTS 8 - 16K	2,836	4,640	7,874	4,507	4,706
AHTS 4 - 8K	2,020	2,182	1,269	1,576	1,601
Other	354	354	2,283	2,103	402
Total	51,043	56,283	55,221	47,781	38,632
Middle East fleet:
PSV > 900	1,485	1,387	1,359	1,365	1,378
PSV < 900	21,962	19,909	19,963	21,017	19,215
AHTS > 16K	—	—	(3)	287	1,178
AHTS 8 - 16K	3,425	3,450	3,163	2,397	3,094
AHTS 4 - 8K	13,900	12,201	12,054	12,866	13,207
Total	40,772	36,947	36,536	37,932	38,072
Europe/Mediterranean fleet:
PSV > 900	66,380	66,808	64,875	61,827	61,559
PSV < 900	15,287	13,679	13,290	14,126	15,356
AHTS > 16K	1,378	3,790	4,057	3,346	2,437
Other	1,064	1,048	1,044	1,082	1,391
Total	84,109	85,325	83,266	80,381	80,743
West Africa fleet:
PSV > 900	28,064	17,012	20,044	21,743	15,478
PSV < 900	44,047	41,367	32,601	31,812	31,893
AHTS > 16K	9,602	8,916	8,065	8,048	6,994
AHTS 8 - 16K	17,898	18,453	18,466	16,316	11,219
AHTS 4 - 8K	3,185	3,100	2,827	2,370	2,126
Other	4,503	6,476	6,835	8,362	6,933
Total	107,299	95,324	88,838	88,651	74,643
Worldwide fleet:
PSV > 900	138,968	131,934	139,256	138,069	126,614
PSV < 900	124,140	119,095	108,266	103,316	103,286
AHTS > 16K	24,800	31,313	27,162	18,272	18,402
AHTS 8 - 16K	25,089	27,451	31,505	25,696	21,335
AHTS 4 - 8K	20,831	17,834	16,369	17,757	18,362
Other	9,635	10,858	14,445	15,576	12,516
Total	$343,463	$338,485	$337,003	$318,686	$300,515

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	10	10	11	11	12
PSV < 900	16	17	17	18	18
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	1	1	2	2	2
AHTS 4 - 8K	2	2	2	2	2
Other	2	2	1	1	2
Total	33	34	35	36	38
Stacked vessels	—	—	—	(1)	(1)
Active vessels	33	34	35	35	37
Asia Pacific fleet:
PSV > 900	9	9	9	8	8
PSV < 900	5	5	5	5	5
AHTS > 16K	3	3	3	3	2
AHTS 8 - 16K	2	2	3	3	3
AHTS 4 - 8K	1	1	1	1	1
Other	—	—	1	1	—
Total	20	20	22	21	19
Stacked vessels	—	—	—	—	—
Active vessels	20	20	22	21	19
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS > 16K	—	—	—	—	1
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	17	17	17	17	18
Total	43	43	43	43	45
Stacked vessels	—	—	—	—	—
Active vessels	43	43	43	43	45
Europe/Mediterranean fleet:
PSV > 900	39	40	39	40	39
PSV < 900	9	9	9	9	10
AHTS > 16K	2	2	2	2	2
Total	50	51	50	51	51
Stacked vessels	—	—	—	—	—
Active vessels	50	51	50	51	51
West Africa fleet:
PSV > 900	10	9	9	9	9
PSV < 900	20	19	19	19	19
AHTS > 16K	4	4	4	4	4
AHTS 8 - 16K	13	13	11	11	11
AHTS 4 - 8K	3	3	4	4	4
Other	20	20	20	21	21
Total	70	68	67	68	68
Stacked vessels	—	—	(1)	(1)	(1)
Active vessels	70	68	66	67	67
Worldwide fleet:
PSV > 900	69	69	69	69	69
PSV < 900	70	70	70	71	72
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	21
AHTS 4 - 8K	23	23	24	24	25
Other	22	22	22	23	23
Total	216	216	217	219	221
Stacked vessels	—	—	(1)	(2)	(2)
Active vessels	216	216	216	217	219

Total active	216	216	216	217	219
Total stacked	—	—	1	2	2
Total	216	216	217	219	221

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	920	920	960	1,001	1,104
PSV < 900	1,472	1,531	1,547	1,631	1,675
AHTS > 16K	184	184	182	182	184
AHTS 8 - 16K	92	92	182	182	184
AHTS 4 - 8K	184	184	182	182	184
Other	184	184	123	128	184
Total	3,036	3,095	3,176	3,306	3,515
Asia Pacific fleet:
PSV > 900	828	828	819	765	736
PSV < 900	460	460	455	455	454
AHTS > 16K	276	276	273	241	184
AHTS 8 - 16K	184	221	273	273	276
AHTS 4 - 8K	92	92	91	91	92
Other	—	—	59	54	—
Total	1,840	1,877	1,970	1,879	1,742
Middle East fleet:
PSV > 900	92	92	91	91	92
PSV < 900	1,840	1,840	1,820	1,820	1,840
AHTS > 16K	—	—	—	32	92
AHTS 8 - 16K	460	460	455	455	460
AHTS 4 - 8K	1,564	1,564	1,547	1,547	1,615
Total	3,956	3,956	3,913	3,945	4,099
Europe/Mediterranean fleet:
PSV > 900	3,588	3,680	3,590	3,603	3,588
PSV < 900	828	828	819	838	920
AHTS > 16K	184	184	182	182	184
Total	4,600	4,692	4,591	4,623	4,692
West Africa fleet:
PSV > 900	920	828	819	819	828
PSV < 900	1,840	1,781	1,729	1,729	1,735
AHTS > 16K	368	368	364	364	368
AHTS 8 - 16K	1,196	1,159	1,001	1,001	1,012
AHTS 4 - 8K	235	276	330	364	385
Other	1,840	1,840	1,820	1,875	1,899
Total	6,399	6,252	6,063	6,152	6,227
Worldwide fleet:
PSV > 900	6,348	6,348	6,279	6,279	6,348
PSV < 900	6,440	6,440	6,370	6,473	6,624
AHTS > 16K	1,012	1,012	1,001	1,001	1,012
AHTS 8 - 16K	1,932	1,932	1,911	1,911	1,932
AHTS 4 - 8K	2,075	2,116	2,150	2,184	2,276
Other	2,024	2,024	2,002	2,057	2,083
Total	19,831	19,872	19,713	19,905	20,275

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	15	—	—	84	92
Total	15	—	—	84	92
West Africa fleet:
AHTS 4 - 8K	—	—	57	91	109
Other	—	—	—	—	16
Total	—	—	57	91	125
Worldwide fleet:
PSV < 900	15	—	—	84	92
AHTS 4 - 8K	—	—	57	91	109
Other	—	—	—	—	16
Total	15	—	57	175	217

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	920	920	960	1,001	1,104
PSV < 900	1,457	1,531	1,547	1,547	1,583
AHTS > 16K	184	184	182	182	184
AHTS 8 - 16K	92	92	182	182	184
AHTS 4 - 8K	184	184	182	182	184
Other	184	184	123	128	184
Total	3,021	3,095	3,176	3,222	3,423
Asia Pacific fleet:
PSV > 900	828	828	819	765	736
PSV < 900	460	460	455	455	454
AHTS > 16K	276	276	273	241	184
AHTS 8 - 16K	184	221	273	273	276
AHTS 4 - 8K	92	92	91	91	92
Other	—	—	59	54	—
Total	1,840	1,877	1,970	1,879	1,742
Middle East fleet:
PSV > 900	92	92	91	91	92
PSV < 900	1,840	1,840	1,820	1,820	1,840
AHTS > 16K	—	—	—	32	92
AHTS 8 - 16K	460	460	455	455	460
AHTS 4 - 8K	1,564	1,564	1,547	1,547	1,615
Total	3,956	3,956	3,913	3,945	4,099
Europe/Mediterranean fleet:
PSV > 900	3,588	3,680	3,590	3,603	3,588
PSV < 900	828	828	819	838	920
AHTS > 16K	184	184	182	182	184
Total	4,600	4,692	4,591	4,623	4,692
West Africa fleet:
PSV > 900	920	828	819	819	828
PSV < 900	1,840	1,781	1,729	1,729	1,735
AHTS > 16K	368	368	364	364	368
AHTS 8 - 16K	1,196	1,159	1,001	1,001	1,012
AHTS 4 - 8K	235	276	273	273	276
Other	1,840	1,840	1,820	1,875	1,883
Total	6,399	6,252	6,006	6,061	6,102
Worldwide fleet:
PSV > 900	6,348	6,348	6,279	6,279	6,348
PSV < 900	6,425	6,440	6,370	6,389	6,532
AHTS > 16K	1,012	1,012	1,001	1,001	1,012
AHTS 8 - 16K	1,932	1,932	1,911	1,911	1,932
AHTS 4 - 8K	2,075	2,116	2,093	2,093	2,167
Other	2,024	2,024	2,002	2,057	2,067
Total	19,816	19,872	19,656	19,730	20,058

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	77.4%	83.5%	92.2%	87.9%	77.2%
PSV < 900	74.2	76.5	80.3	70.0	78.9
AHTS > 16K	50.3	83.9	99.1	33.4	59.0
AHTS 8 - 16K	77.3	76.4	58.6	80.2	74.0
AHTS 4 - 8K	90.2	23.4	14.2	59.7	93.7
Other	72.4	69.2	99.4	100.0	100.0
Total	74.7%	75.4%	80.7%	74.5%	78.9%
Asia Pacific fleet:
PSV > 900	63.4%	63.2%	87.6%	93.7%	93.4%
PSV < 900	99.5	91.7	96.3	86.3	92.3
AHTS > 16K	75.4	81.8	65.3	53.4	72.7
AHTS 8 - 16K	64.9	58.8	80.8	75.9	63.9
AHTS 4 - 8K	100.0	91.7	78.5	100.0	100.0
Other	—	—	77.9	76.8	—
Total	76.2%	73.8%	84.9%	84.0%	86.6%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	100.0%	100.0%
PSV < 900	91.9	85.0	88.0	95.3	88.6
AHTS > 16K	—	—	—	69.3	100.0
AHTS 8 - 16K	64.3	71.0	66.6	50.1	60.4
AHTS 4 - 8K	80.8	75.8	82.9	86.5	87.6
Total	84.5%	80.1%	83.8%	86.6%	85.6%
Europe/Mediterranean fleet:
PSV > 900	86.1%	86.1%	87.4%	88.9%	91.4%
PSV < 900	93.6	81.2	87.5	90.9	86.8
AHTS > 16K	32.3	52.0	46.4	34.1	53.2
Total	85.3%	83.9%	85.8%	87.1%	89.0%
West Africa fleet:
PSV > 900	88.8%	66.0%	78.4%	86.9%	64.9%
PSV < 900	80.9	80.0	79.2	82.6	95.4
AHTS > 16K	80.1	74.7	79.5	89.8	91.1
AHTS 8 - 16K	78.6	85.5	98.2	98.6	72.4
AHTS 4 - 8K	73.4	63.3	71.9	66.7	57.6
Other	40.8	49.6	49.5	55.9	56.9
Total	69.8%	69.2%	72.9%	77.1%	73.3%
Worldwide fleet:
PSV > 900	82.5%	80.3%	87.1%	89.2%	85.8%
PSV < 900	85.5	81.6	84.3	84.3	87.9
AHTS > 16K	64.7	74.2	73.2	60.0	75.8
AHTS 8 - 16K	73.9	78.6	84.4	82.0	68.5
AHTS 4 - 8K	81.6	70.3	75.2	81.6	83.5
Other	43.7	51.4	53.4	59.2	60.7
Total	77.6%	76.2%	80.5%	81.5%	81.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	77.4%	83.5%	92.2%	87.9%	77.2%
PSV < 900	75.0	76.5	80.3	73.8	83.4
AHTS > 16K	50.3	83.9	99.1	33.4	59.0
AHTS 8 - 16K	77.3	76.4	58.6	80.2	74.0
AHTS 4 - 8K	90.2	23.4	14.2	59.7	93.7
Other	72.4	69.2	99.4	100.0	100.0
Total	75.1%	75.4%	80.7%	76.5%	81.0%
Asia Pacific fleet:
PSV > 900	63.4%	63.2%	87.6%	93.7%	93.4%
PSV < 900	99.5	91.7	96.3	86.3	92.3
AHTS > 16K	75.4	81.8	65.3	53.4	72.7
AHTS 8 - 16K	64.9	58.8	80.8	75.9	63.9
AHTS 4 - 8K	100.0	91.7	78.5	100.0	100.0
Other	—	—	77.9	76.8	—
Total	76.2%	73.8%	84.9%	84.0%	86.6%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	100.0%	100.0%
PSV < 900	91.9	85.0	88.0	95.3	88.6
AHTS > 16K	—	—	—	69.3	100.0
AHTS 8 - 16K	64.3	71.0	66.6	50.1	60.4
AHTS 4 - 8K	80.8	75.8	82.9	86.5	87.6
Total	84.5%	80.1%	83.8%	86.6%	85.6%
Europe/Mediterranean fleet:
PSV > 900	86.1%	86.1%	87.4%	88.9%	91.4%
PSV < 900	93.6	81.2	87.5	90.9	86.8
AHTS > 16K	32.3	52.0	46.4	34.1	53.2
Total	85.3%	83.9%	85.8%	87.1%	89.0%
West Africa fleet:
PSV > 900	88.8%	66.0%	78.4%	86.9%	64.9%
PSV < 900	80.9	80.0	79.2	82.6	95.4
AHTS > 16K	80.1	74.7	79.5	89.8	91.1
AHTS 8 - 16K	78.6	85.5	98.2	98.6	72.4
AHTS 4 - 8K	73.4	63.3	86.9	88.9	80.4
Other	40.8	49.6	49.5	55.9	57.4
Total	69.8%	69.2%	73.6%	78.3%	74.8%
Worldwide fleet:
PSV > 900	82.5%	80.3%	87.1%	89.2%	85.8%
PSV < 900	85.7	81.6	84.3	85.4	89.2
AHTS > 16K	64.7	74.2	73.2	60.0	75.8
AHTS 8 - 16K	73.9	78.6	84.4	82.0	68.5
AHTS 4 - 8K	81.6	70.3	77.2	85.1	87.7
Other	43.7	51.4	53.4	59.2	61.2
Total	77.7%	76.2%	80.7%	82.3%	82.4%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$33,907	$35,404	$35,490	$34,015	$33,707
PSV < 900	24,479	22,986	22,542	21,499	21,306
AHTS > 16K	32,095	40,478	40,088	33,490	37,174
AHTS 8 - 16K	13,079	12,925	18,771	16,964	16,997
AHTS 4 - 8K	10,399	8,167	8,453	8,703	8,285
Other	27,870	23,420	30,266	30,423	18,427
Total	26,563	27,676	28,317	25,894	24,524
Asia Pacific fleet:
PSV > 900	35,984	37,341	30,070	32,387	28,351
PSV < 900	35,192	40,805	32,875	30,122	20,703
AHTS > 16K	52,170	54,756	43,808	35,411	28,120
AHTS 8 - 16K	23,746	35,682	35,678	21,757	26,680
AHTS 4 - 8K	21,959	25,883	17,758	17,315	17,404
Other	—	—	43,350	43,703	—
Total	36,203	40,419	32,848	30,101	25,378
Middle East fleet:
PSV > 900	16,146	15,079	14,936	14,996	14,972
PSV < 900	12,981	12,730	12,466	12,115	11,785
AHTS > 16K	—	—	—	12,968	12,801
AHTS 8 - 16K	11,575	10,558	10,440	10,515	11,140
AHTS 4 - 8K	11,006	10,291	9,404	9,609	9,334
Total	12,197	11,661	11,148	11,108	10,855
Europe/Mediterranean fleet:
PSV > 900	21,499	21,092	20,686	19,294	18,771
PSV < 900	19,727	20,347	18,543	18,557	19,227
AHTS > 16K	23,177	39,597	47,999	53,966	24,899
Total	21,249	21,484	20,950	19,763	19,061
West Africa fleet:
PSV > 900	34,334	31,118	31,231	30,557	28,797
PSV < 900	29,598	29,031	23,818	22,287	19,271
AHTS > 16K	32,557	32,453	27,861	24,611	20,869
AHTS 8 - 16K	19,033	18,627	18,784	16,536	15,302
AHTS 4 - 8K	18,462	17,755	11,915	9,766	9,583
Other	6,001	7,096	7,587	7,975	6,415
Total	24,038	22,044	20,093	18,687	16,356
Worldwide fleet:
PSV > 900	26,550	25,883	25,452	24,640	23,240
PSV < 900	22,550	22,666	20,170	18,932	17,734
AHTS > 16K	37,870	41,721	37,073	30,423	23,985
AHTS 8 - 16K	17,584	18,087	19,527	16,390	16,120
AHTS 4 - 8K	12,301	11,990	10,127	9,969	9,658
Other	9,691	9,410	11,968	11,797	8,397
Total	$22,236	$22,275	$21,130	$19,563	$18,066

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023

Americas
Vessel revenues	$60,240	$64,606	$73,142	$63,941	$68,425

Vessel operating costs:
Crew costs	18,519	21,646	23,318	24,062	24,045
Repair and maintenance	5,271	5,227	5,645	4,534	3,846
Insurance	506	571	463	494	526
Fuel, lube and supplies	2,954	3,165	2,994	4,522	3,241
Other	6,795	5,921	5,747	5,928	5,172
Total vessel operating costs	34,045	36,530	38,167	39,540	36,830

Vessel operating margin ($)	26,195	28,076	34,975	24,401	31,595
Vessel operating margin (%)	43.5%	43.5%	47.8%	38.2%	46.2%

Americas - Select operating statistics
Average vessels - Total fleet	33	34	35	36	38
Utilization - Total fleet	74.7%	75.4%	80.7%	74.5%	78.9%

Average vessels - Active fleet	33	34	35	35	37
Utilization - Active fleet	75.1%	75.4%	80.7%	76.5%	81.0%

Average day rates	$26,563	$27,676	$28,317	$25,894	$24,524

Vessels commencing drydocks	1	4	3	7	3

Deferred drydocking and survey costs - beginning balance	$33,812	$37,103	$31,698	$28,688	$29,684
Cash paid for deferred drydocking and survey costs	3,317	5,009	9,190	8,014	5,025
Amortization of deferred drydocking and survey costs	(5,980)	(5,621)	(5,704)	(5,004)	(5,353)
Disposals, intersegment transfers and other	—	(2,679)	1,919	—	(668)
Deferred drydocking and survey costs - ending balance	$31,149	$33,812	$37,103	$31,698	$28,688

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023

Asia Pacific
Vessel revenues	$51,043	$56,283	$55,221	$47,781	$38,632

Vessel operating costs:
Crew costs	21,954	24,685	23,023	19,306	15,177
Repair and maintenance	4,304	3,834	3,092	2,769	2,977
Insurance	319	327	278	273	269
Fuel, lube and supplies	2,002	2,560	2,335	1,937	1,191
Other	2,456	2,396	2,968	2,491	2,045
Total vessel operating costs	31,035	33,802	31,696	26,776	21,659

Vessel operating margin ($)	20,008	22,481	23,525	21,005	16,973
Vessel operating margin (%)	39.2%	39.9%	42.6%	44.0%	43.9%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	20	20	22	21	19
Utilization - Total fleet	76.2%	73.8%	84.9%	84.0%	86.6%

Average vessels - Active fleet	20	20	22	21	19
Utilization - Active fleet	76.2%	73.8%	84.9%	84.0%	86.6%

Average day rates	$36,203	$40,419	$32,848	$30,101	$25,378

Vessels commencing drydocks	—	2	2	3	—

Deferred drydocking and survey costs - beginning balance	$11,248	$8,744	$8,376	$3,769	$3,595
Cash paid for deferred drydocking and survey costs	1,138	4,069	1,602	4,734	(18)
Amortization of deferred drydocking and survey costs	(1,968)	(1,565)	(1,234)	(844)	(720)
Disposals, intersegment transfers and other	—	—	—	717	912
Deferred drydocking and survey costs - ending balance	$10,418	$11,248	$8,744	$8,376	$3,769

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023

Middle East
Vessel revenues	$40,772	$36,947	$36,536	$37,932	$38,072

Vessel operating costs:
Crew costs	13,509	13,071	13,540	13,270	13,716
Repair and maintenance	4,162	4,625	4,300	4,508	4,105
Insurance	488	510	464	420	501
Fuel, lube and supplies	2,599	2,842	2,274	2,304	2,610
Other	4,932	6,000	7,138	6,006	4,906
Total vessel operating costs	25,690	27,048	27,716	26,508	25,838

Vessel operating margin ($)	15,082	9,899	8,820	11,424	12,234
Vessel operating margin (%)	37.0%	26.8%	24.1%	30.1%	32.1%

Middle East - Select operating statistics
Average vessels - Total fleet	43	43	43	43	45
Utilization - Total fleet	84.5%	80.1%	83.8%	86.6%	85.6%

Average vessels - Active fleet	43	43	43	43	45
Utilization - Active fleet	84.5%	80.1%	83.8%	86.6%	85.6%

Average day rates	$12,197	$11,661	$11,148	$11,108	$10,855

Vessels commencing drydocks	6	4	3	11	3

Deferred drydocking and survey costs - beginning balance	$24,159	$23,089	$23,690	$19,331	$21,153
Cash paid for deferred drydocking and survey costs	1,328	4,764	2,737	7,520	1,360
Amortization of deferred drydocking and survey costs	(3,695)	(3,694)	(3,338)	(3,161)	(3,182)
Disposals, intersegment transfers and other	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$21,792	$24,159	$23,089	$23,690	$19,331

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023

Europe/Mediterranean
Vessel revenues	$84,109	$85,325	$83,266	$80,381	$80,743

Vessel operating costs:
Crew costs	26,993	28,818	27,085	26,282	25,848
Repair and maintenance	8,458	7,279	7,058	5,493	6,081
Insurance	827	827	761	756	791
Fuel, lube and supplies	3,171	3,924	3,461	4,094	3,717
Other	5,180	4,974	4,351	4,359	3,719
Total vessel operating costs	44,629	45,822	42,716	40,984	40,156

Vessel operating margin ($)	39,480	39,503	40,550	39,397	40,587
Vessel operating margin (%)	46.9%	46.3%	48.7%	49.0%	50.3%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	50	51	50	51	51
Utilization - Total fleet	85.3%	83.9%	85.8%	87.1%	89.0%

Average vessels - Active fleet	50	51	50	51	51
Utilization - Active fleet	85.3%	83.9%	85.8%	87.1%	89.0%

Average day rates	$21,249	$21,484	$20,950	$19,763	$19,061

Vessels commencing drydocks	4	8	8	16	5

Deferred drydocking and survey costs - beginning balance	$41,637	$34,779	$27,260	$21,078	$16,256
Cash paid for deferred drydocking and survey costs	3,554	12,225	11,584	10,876	7,580
Amortization of deferred drydocking and survey costs	(6,126)	(5,367)	(4,065)	(3,359)	(2,758)
Disposals, intersegment transfers and other	(634)	—	—	(1,335)	—
Deferred drydocking and survey costs - ending balance	$38,431	$41,637	$34,779	$27,260	$21,078

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023

West Africa
Vessel revenues	$107,299	$95,324	$88,838	$88,651	$74,643

Vessel operating costs:
Crew costs	19,010	19,488	19,265	19,432	18,751
Repair and maintenance	4,536	4,589	4,648	4,044	4,626
Insurance	717	730	659	637	678
Fuel, lube and supplies	4,552	4,722	4,498	4,461	4,506
Other	6,170	5,923	7,148	5,174	5,509
Total vessel operating costs	34,985	35,452	36,218	33,748	34,070

Vessel operating margin ($)	72,314	59,872	52,620	54,903	40,573
Vessel operating margin (%)	67.4%	62.8%	59.2%	61.9%	54.4%

West Africa - Select operating statistics
Average vessels - Total fleet	70	68	67	68	68
Utilization - Total fleet	69.8%	69.2%	72.9%	77.1%	73.3%

Average vessels - Active fleet	70	68	66	67	67
Utilization - Active fleet	69.8%	69.2%	73.6%	78.3%	74.8%

Average day rates	$24,038	$22,044	$20,093	$18,687	$16,356

Vessels commencing drydocks	1	5	4	7	7

Deferred drydocking and survey costs - beginning balance	$50,088	$44,942	$37,615	$33,832	$28,527
Cash paid for deferred drydocking and survey costs	8,337	9,416	14,970	8,874	10,121
Amortization of deferred drydocking and survey costs	(8,115)	(6,949)	(5,724)	(5,091)	(4,367)
Disposals, intersegment transfers and other	450	2,679	(1,919)	—	(449)
Deferred drydocking and survey costs - ending balance	$50,760	$50,088	$44,942	$37,615	$33,832

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023

Worldwide
Vessel revenues	$343,463	$338,485	$337,003	$318,686	$300,515

Vessel operating costs:
Crew costs	99,985	107,708	106,231	102,352	97,537
Repair and maintenance	26,731	25,554	24,743	21,348	21,635
Insurance	2,857	2,965	2,625	2,580	2,765
Fuel, lube and supplies	15,278	17,213	15,562	17,318	15,265
Other	25,533	25,214	27,352	23,958	21,351
Total vessel operating costs	170,384	178,654	176,513	167,556	158,553

Vessel operating margin ($)	173,079	159,831	160,490	151,130	141,962
Vessel operating margin (%)	50.4%	47.2%	47.6%	47.4%	47.2%

Worldwide - Select operating statistics
Average vessels - Total fleet	216	216	217	219	221
Utilization - Total fleet	77.6%	76.2%	80.5%	81.5%	81.5%

Average vessels - Active fleet	216	216	216	217	219
Utilization - Active fleet	77.7%	76.2%	80.7%	82.3%	82.4%

Average day rates	$22,236	$22,275	$21,130	$19,563	$18,066

Vessels commencing drydocks	12	23	20	44	18

Deferred drydocking and survey costs - beginning balance	$160,944	$148,657	$128,639	$106,698	$99,215
Cash paid for deferred drydocking and survey costs	17,674	35,483	40,083	40,018	24,068
Amortization of deferred drydocking and survey costs	(25,884)	(23,196)	(20,065)	(17,459)	(16,380)
Disposals, intersegment transfers and other	(184)	—	—	(618)	(205)
Deferred drydocking and survey costs - ending balance	$152,550	$160,944	$148,657	$128,639	$106,698

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023

Net income	$36,619	$45,991	$49,917	$46,745	$37,328

Interest and other debt costs	16,742	17,622	19,127	19,476	20,263
Income tax expense	16,376	12,883	7,887	13,070	10,793
Depreciation	38,736	39,239	39,380	38,811	42,788
Amortization of deferred drydock and survey costs	25,884	23,196	20,065	17,459	16,379
Amortization of below market contracts	(1,071)	(1,073)	(1,650)	(1,206)	(1,894)
EBITDA (A), (B), (C)	133,286	137,858	134,726	134,355	125,657

Non-cash indemnification assets credit (charge)	242	553	1,556	1,122	(70)
Non-cash stock compensation expense	3,886	3,569	3,460	2,766	3,508
Acquisition, restructuring and integration related costs	978	581	—	709	2,177
Adjusted EBITDA (A), (B), (C)	$138,392	$142,561	$139,742	$138,952	$131,272

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge included in interest income and other; non-cash stock-based compensation expense; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended December 31, 2024, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,886, $3,569, $3,460, $2,766 and $3,508 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2024, and for each of the prior four quarters includes foreign exchange gain (losses) of $(14,337), $5,522, $(2,376), $(4,085) and $2,250 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, non-cash indemnification asset charge, non-cash stock-based compensation expense and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023

Net cash provided by operating activities (A)	$91,303	$49,136	$78,645	$54,765	$47,231

Cash interest expense	12,816	23,535	14,925	15,621	18,186
Interest income and other	(2,697)	(1,028)	(1,175)	(1,483)	(3,029)
Indemnification assets credit (charge)	(242)	(553)	(1,556)	(1,122)	70
Additions to property and equipment	(4,534)	(5,712)	(6,392)	(10,942)	(8,386)
Expansion capital	63	55	66	71	1,034
	96,709	65,433	84,513	56,910	55,106

Proceeds from asset sales	10,316	1,557	3,056	12,463	5,902

Free cash flow	$107,025	$66,990	$87,569	$69,373	$61,008

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$8,846	$(27,812)	$7,818	$(640)	$(24,083)
Cash paid for deferred drydock and survey costs	(17,674)	(35,483)	(40,083)	(40,018)	(24,069)
Total uses of cash for changes in assets and liabilities	$(8,828)	$(63,295)	$(32,265)	$(40,658)	$(48,152)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.